EXHIBIT 10.16

EXECUTION COPY

FIRST AMENDMENT TO

REVOLVING CREDIT AGREEMENT

THIS FIRST AMENDMENT, dated as of April 26, 2007 (the “Amendment”), is among CONTAINER LEASING INTERNATIONAL, LLC (D/B/A CARLISLE LEASING INTERNATIONAL, LLC) (the “Borrower”), a New York limited liability company having its principal place of business at One Maynard Drive, Park Ridge, New Jersey 07656, DEUTSCHE BANK TRUST COMPANY AMERICAS, a banking corporation organized under the laws of the State of New York (“Deutsche Bank”), and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association (“Wachovia” and, together with Deutsche Bank, the “Lenders” and each a “Lender”), DEUTSCHE BANK SECURITIES INC., a corporation organized under the laws of the State of Delaware, and WACHOVIA CAPITAL MARKETS LLC, a limited liability company organized under the laws of the State of Delaware, as the joint lead arrangers (each, a “Joint Lead Arranger” and collectively, the “Joint Lead Arrangers”), and DEUTSCHE BANK TRUST COMPANY AMERICAS, a banking corporation organized under the laws of the State of New York, as administrative agent for itself and such other lending institutions (the “Agent”).

WITNESSETH:

WHEREAS, the parties hereto have previously entered into that certain Revolving Credit Agreement, dated as of August 24, 2006 (as the same may be amended, restated or otherwise modified from time to time, the “Agreement”);

WHEREAS, the parties hereto desire to amend the Agreement in certain respects as provided herein; and

NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms used in this Amendment shall have the meanings assigned to such terms in the Agreement, as amended by this Amendment.

2. Amendment to the Agreement. Effective as of the execution and delivery of this Amendment, Section 1.1 of the Agreement is hereby amended by amending and restating the definition of “Note Placement 2006-2” therein in its entirety as follows:

“Note Placement 2006-2. The $250,000,000 Floating Rate Asset Backed Notes, Series 2006-2, issued by CLIF on April 25, 2007, pursuant to a supplement to the Indenture.”

3. Representations, Warranties and Covenants of the Borrower. To induce the undersigned parties to execute and deliver this Amendment, the Borrower hereby represents, warrants and covenants that:

(a) It has the power, and is duly authorized, to execute and deliver this Amendment, and it is authorized to perform its obligations under this Amendment and the Agreement as amended hereby;

(b) The execution, delivery and performance of this Amendment and the Agreement as amended hereby does not and will not require any consent or approval of any Governmental Authority, manager or any other Person which is not being obtained herein;

(c) This Amendment, when duly executed and delivered by the parties hereto, and the Agreement as amended hereby shall each constitute legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with the terms set forth herein; and

(d) No Default or Event of Default has occurred and is continuing, and no Default or Event of Default shall occur as a result of the execution, delivery and performance of this Amendment and the Agreement as amended hereby.

4. Scope and Effectiveness of Agreement.

(a) This Amendment and the agreements set forth herein shall be effective upon execution and delivery hereof (the “Effective Date”) and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(b) On and after the Effective Date, (i) this Amendment shall become a part of the Agreement and (ii) each reference in the Agreement to “this Agreement”, “hereof”, “hereunder” or words of like import, and each reference in any other document to the Agreement, shall mean and be a reference to the Agreement as amended or modified hereby.

(c) Except as expressly amended or modified hereby, the Agreement shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto.

(d) Each party hereto agrees and acknowledges that this Amendment constitutes a “Loan Document” under the Agreement.

5. Entire Agreement. This Amendment, represents the entire agreement between the parties with respect to the subject matter hereof.

6. Execution in Counterparts. This Amendment may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument. A facsimile counterpart shall be effective as an original.

7. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL

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OBLIGATIONS LAWS BUT OTHERWISE WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAWS THAT WOULD RESULT IN APPLICATION OF LAWS OTHER THAN THE STATE NEW YORK, AND THE RIGHTS, OBLIGATIONS AND REMEDIES OF THE PARTIES HERETO SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

CONTAINER LEASING INTERNATIONAL, LLC (D/B/A CARLISLE LEASING INTERNATIONAL, LLC)
By:	/s/ Lisa D. Leach
Name: Lisa D. Leach Title: VP & General Counsel

SIGNATURE PAGE TO

FIRST AMENDMENT TO CLI REVOLVING CREDIT AGREEMENT

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Agent

By:	/s/ Omayra Laucella
Name:	Omayra Laucella
Title:	Vice President

By:	/s/ Evelyn Thierry
Name:	Evelyn Thierry
Title:	Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Lender

By:	/s/ Omayra Laucella
Name:	Omayra Laucella
Title:	Vice President

By:	/s/ Evelyn Thierry
Name:	Evelyn Thierry
Title:	Vice President

SIGNATURE PAGE TO

FIRST AMENDMENT TO CLI REVOLVING CREDIT AGREEMENT

WACHOVIA BANK, NATIONAL ASSOCIATION, as Lender
By:	/s/ Grainne M. Pergolini
Name: Grainne M. Pergolini Title: Director

SIGNATURE PAGE TO

FIRST AMENDMENT TO CLI REVOLVING CREDIT AGREEMENT